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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          July 3, 2002 (June 27, 2002)

                         ------------------------------


                           JUPITER MEDIA METRIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


               000-25943                                 11-3374729
        (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)


      21 ASTOR PLACE, 6TH FLOOR,                           10003
          NEW YORK, NEW YORK                             (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 780-6060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

On July 3, 2002, Jupiter Media Metrix, Inc. (the "Company") announced the receipt of a Nasdaq Staff Determination on June 27, 2002 that the Company has not maintained compliance with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that its common stock is, therefore, subject to delisting from the Nasdaq National Market. The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination. Nasdaq is required to grant the Company a hearing within 45 days of receiving the request, and the Company's listing status will not change until a final determination has been issued by the Panel following the hearing.

A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Press Release issued on July 3, 2002 announcing the receipt of a Nasdaq Staff Determination.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JUPITER MEDIA METRIX, INC.
                                       ----------------------------------------
                                       (Registrant)


                                       By:    /s/ Robert Becker
                                              ---------------------------------
                                       Name:  Robert Becker
                                       Title: Chief Executive Officer

Dated: July 3, 2002




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                                INDEX TO EXHIBITS



    Exhibit Number    Exhibit Title
    --------------    -------------

         99.1 Press Release issued on June 21, 2002 announcing the receipt of a Nasdaq Staff Determination.